SCHEDULE 14A
                      (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT
                 SCHEDULE 14A INFORMATION

    Proxy  Statement  Pursuant  to  Section  14(a)  of   the Securities
                       Exchange Act of 1934 (Amendment No.)

Filed by the registrant   X

Filed by a party other than the registrant  ___

Check the appropriate box:
    ___  Preliminary proxy statement
     X   Definitive proxy statement
    ___  Definitive additional materials
    ___  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
    ___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                             ESSEX COUNTY GAS COMPANY
                (Name of Registrant as Specified in Its Charter)

                     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  X  $125 per Exchange Act Rule O-11(c)(1)(ii),14a-6(i)(1), or 14a-6(j)(2)or
         Item 22(a)(2) of Schedule 14A
___  $500  per each party to the controversy  pursuant  to Exchange Act
           Rule 14a-6(i)(3).
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     (1) Title of each class of securities to which transaction applies:
        ______________________________________________________

     (2)  Aggregate  number of securities to which  transaction applies:
        ______________________________________________________

    (3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined:
      ______________________________________________________

    (4) Proposed maximum aggregate value of transaction:
        ______________________________________________________

    (5) Total fee paid
       --------------------------------------------------------


    ---Fee paid previously with preliminary materials.


    ___ Check box if any part of the fee is offset as provided by Exchange
        Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of this filing.

    (1) Amount previously paid:
        ______________________________________________________

    (2) Form, schedule or registration statement No.:
        ______________________________________________________

    (3) Filing party:
        _____________________________________________________

    (4) Date filed:
        _____________________________________________________

      1 Set forth the amount on which the filing fee is calculated and state how it was determined.


















                         N O T I C E   O F

                    A N N U A L   M E E T I N G

                    J A N U A R Y   16,   1 9 9 6

                               A N D

                    P R O X Y   S T A T E M E N T




                     ESSEX COUNTY GAS COMPANY
                         7 NORTH HUNT ROAD
                  AMESBURY, MASSACHUSETTS  01913
                        Phone: (508) 388-4000

                           ANNUAL MEETING
                          OF STOCKHOLDERS
                    To Be Held January 16, 1996



                                                  December 5, 1995



Dear Stockholders:

YOUR VOTE IS IMPORTANT TO US!  Whether or not you plan to
attend the Stockholders' Meeting, I urge you to vote.   Please
specify your choice by marking the appropriate boxes on the enclosed proxy in the enclosed postpaid return envelope as promptly as possible. If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of your Directors and management.

The Annual Meeting of Stockholders will be held at 10:00 a.m. at the offices of State Street Bank, 225 Franklin Street,
Boston, Massachusetts on January 16, 1996.



                                              Charles E. Billups
                                              Chairman of the Board







                            NOTICE

                    ESSEX COUNTY GAS COMPANY
                        7 NORTH HUNT ROAD
                 AMESBURY,  MASSACHUSETTS  01913
                      Phone: (508) 388-4000

                  ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held January 16, 1996

                                                 December 5, 1995


To the Common Stockholders of
     ESSEX COUNTY GAS COMPANY:

Notice is hereby givenotice that the Annual Meeting of the Stockholders of Essex County Gas Company will be held at the offices of State Street Bank and Trust Company, 225 Franklin Street (33rd Floor), Boston, Massachusetts, on Tuesday, January 16, 1996, at 10:00 o'clock a.m., Eastern Standard Time, for the following purposes:

     1.  To elect a Board of Directors to serve for the ensuing year.

     2. To transact such other business as may properly come before the meeting.

Only Common Stockholders of record as of the close of business on December 1, 1995, will be entitled to vote at the meeting and at any and all adjournments thereof.

In case you are unable to personally be present at the meeting, you are urged, no matter how small your holdings, to execute the enclosed proxy and return it promptly in the accompanying envelope.


                                  By Order of the Board of Directors


                                                      Cathy E. Brown,
                                                                Clerk



This document constitutes a Proxy Statement of Essex County Gas
Company relating to the solicitation of proxies for the matters to be acted upon at its Annual Meeting of Stockholders.



_______________________________________________________________

                  IMPORTANT
 To assure your representation at the meeting, please mail the enclosed proxy promptly.


______________________________________________________________

                 PROXY STATEMENT


            ESSEX COUNTY GAS COMPANY
                7 NORTH HUNT ROAD
          AMESBURY, MASSACHUSETTS  01913
              Phone: (508) 388-4000


         ANNUAL MEETING OF STOCKHOLDERS
                January 16, 1996



                                                      December 5, 1995

              PROXY AND SOLICITATION

The accompanying proxy is solicited by and on behalf of the Board of Directors of Essex County Gas Company for use at the Annual Meeting of Stockholders to be held at the offices of State Street Bank and Trust Company, 225 Franklin Street (33rd floor), Boston, Massachusetts, on Tuesday, January 16, 1996, at 10:00 a.m. Eastern Standard Time, for the purposes set forth in the foregoing notice of the Annual Meeting of Stockholders and at any and all adjournments thereof. The proxy material will be mailed to all stockholders of the Company on or about December 5, 1995.

The Annual Report of the Company for the fiscal year ended
August 31, 1995, including financial statements, is being mailed to all stockholders of the Company simultaneously with the mailing of this Proxy Statement.

A stockholder who executes a proxy may revoke it at any time before it is voted by notifying the Clerk of the Company to such effect in writing prior to the Annual Meeting, by filing with the Company a superseding later-dated proxy, or by voting in person at the Annual Meeting. The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is requiredto approve the matters which are to be submitted to thestockholders at the Annual Meeting. Abstentions shall be voted neither
"for" nor "against," but shall be counted in the determination of a quorum. Broker non-votes and withheld votes will not be included for quorum purposes or in the total number of votes cast and therefore will have no effect on the vote.

As of November 1, 1995, there were outstanding 1,614,693 shares of Common Stock, each of which is entitled to one vote per share, in person or by proxy, on all matters acted on at the meeting. Only Common Stockholders of record at the close of business on December 1, 1995, will be entitled to vote at the meeting or at any adjournment thereof.

 The persons named in the accompanying form of proxy, including any substitutes, will vote such proxy in accordance with any specifications made in the space provided therefor in the form of proxy and, if no specification is made, will vote such proxy as recommended by the Directors (1) to reelect as Directors each of the twelve nominees as set forth below unless authority to elect one or more Directors has been withheld, or
(2) to elect as Director such other persons, or a lesser number of Directors as may be approved by the Board of Directors, if, for any reason any of said persons is unable to serve.

                   ELECTION OF DIRECTORS

                 Information About Nominees

In  accordance with the Company's By-Laws, a Board of  not
less than three or more than fifteen directors is to be elected at the Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board has fixed the number of directors at twelve. All of the following nominees for Director are currently Directors of the Company and all of the nominees have consented to serve if elected. The proxy cannot be voted
for  more  than twelve nominees.   Unless  otherwise noted,
each of the Directors has been with the organizations listed in the following table in the capacity or capacities so listed for more than five years.



                              NOMINEES FOR DIRECTOR


                                                                   Served as
  Nominee and Principal                                             Director
  Occupation for the last Five Years                 Age              Since



CHARLES E. BILLUPS ...........                        66                 1971
Chairman of the Board of the   Company since
   January 1985; Interim President of the
   Company, May 1992 to December 1992;
   President and CEO of the Company, 1973
   to 1989; Former Director of Northmark Bank until 1991.

BENJAMIN C. BIXBY ............                        60                 1979
Chairman of the Board, Bixby   International
   Corporation, a   processor of high performance
   plastics.  Director, Bay Bank, N.A.,   Northeast
   Regional Board; Director,   Bay State Insurance
   Company;   Director, Merrimack Mutual
   Insurance Company; Director,   Cambridge
   Mutual Fire Insurance   Company.

DANIEL A. BURKHARDT ..........                        48                 1985
Principal, The Jones Financial Companies,
   a Limited Partnership (Investment  Bankers);
  Director, St. Joseph Light  & Power Co.;
  Director, Galaxy   Cablevision Management,
  Inc.;   Director, Mid-America Realty Trust;
  Director, Southeastern Michigan   Gas
  Enterprises,  Inc.; Chairman, Community
  Investment Partners, LP, I & II.

EDWARD J. CURTIS .............                        53                 1993
President, E.J. Curtis Associates, Inc.
   (Professional Management  Consulting
  Services); Director,  Southeastern Michigan
  Gas  Enterprises, Inc.

DOROTHY J. DOTSON ............                        51                 1985
Senior Vice President, Managing Director,
  Natwest Markets(Corporate and Investment
  Banking, January 1994 to present; Investment
  Banking, S.G. Warburg & Co., Inc.,  April 1990 to
  December 1993;  Managing Director, Investment
  Banking, Prudential-Bache Securities,  Inc.,
  September 1984 to March 1990.

RICHARD P. HAMEL .............                        52                 1991
Attorney at Law and Owner of the law firm of Hamel, Deshaies & Gagliardi; Director, First &
  Ocean National Bank.

ROBERT S. JACKSON ............                        62                 1985
Principal, PhaseII Consulting (utility consulting) since June 1, 1993; Senior Vice President, Stone and Webster Management Consultants, Inc.
   (utility consultants)from 1974 until May 31, 1993.

ERIC H. JOSTROM ..............                        53                 1981
President and Chief Investment  Officer,
  Constitution Management Company  Inc.;
  Registered Investment Advisor,  1992 to 1995;
  Director, Indosuez  International Investment Services,
  S.A.,  Paris; Director, Indosuez Asia Advisors Ltd.
  Hong Kong; President and Managing Director,
  Standard Chartered Equitor, N.A.; Former
  President and Managing Director, Standard
  Chartered North American Asset Management Co.,
  Inc.; Deputy Managing Director, Standard
  Chartered Equitor Global Asset Management Co.,
  LTD, London;. Chartered North American
  Asset Management Co.,Inc.; Deputy Managing
  Director, Standard Chartered Equitor  Global
  Asset Management Co., LTD, London.

ROBERT L. MEADE ..............                        65                 1983
Attorney at Law and private investor.




                                                                    Served as
  Nominee and Principal                                              Director
  Occupation for the last Five Years                  Age              Since


KENNETH L. PAUL ..............                        54                 1977
Vice President, Sales and Marketing,
   Process Engineering, Division of  Process
   Engineering Systems International, from 1994 to present; formerly President and CEO, Process
   Engineering, Inc., from 1990  to 1994;  Director,
   Family Bancorp.

PHILIP H. REARDON ............                        59                 1992
President and Chief Executive Officer of the
  Company since December 7, 1992; President and Chief Executive Officer, New Jersey
  Natural Gas  Company, January 1987 to May
  1992; Director, New Jersey  Natural Gas
  Company and New  Jersey Resources Corporation,
  January 1987 to May 1992.  Director, Middlesex
  Water Company  since May 1991; Director, First &
  Ocean National Bank since April 1995.

RICHARD L. WELLMAN                                    42                 1994
Laboratory Operations Manager, Pace  New
  England, Inc., 1988 to present;  Director, Pingree
  Associates,  Inc., 1980 to 1993; Director, Acadia
  Management, Inc., 1982 to  present.


          MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year 1995, there were five meetings of the Board of Directors. All Directors attended over 75% of the aggregate number of meetings of the Board and the Committees on which they served. The Board of Directors has standing Executive, Compensation and Audit Committees. The Board of Directors does not have a standing Nominating Committee. The Executive Committee performs the functions of a Nominating Committee.

The Executive Committee of Messrs. Billups (Chairman), Bixby, Meade, and Hamel has the power and responsibility of theBoard of Directors in the management of the business and affairs of the Company when the Board of
Directors is not in session.   All action taken by the Executive Committee
is submitted for ratification at the next meeting of the Board of Directors. During the fiscal year 1995 there were five meetings of the Executive Committee.

The Compensation Committee of Messrs. Bixby (Chairman), Meade, Hamel and Jostrom reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company. The Compensation Committee also has the responsibility of administering the Essex County Gas Company 1994 Stock Option Plan, an incentive stock
option plan.   All actions taken by the Compensation  Committee  are
submitted for ratification at the next meeting of the Board of Directors. During the fiscal year 1995 there was one meeting of the Compensation Committee.

The Audit Committee has the responsibility of recommending auditors, determining the scope of their services and reviewing statements prepared and recommendations made by the auditors for the period under audit.
The Committee members are Messrs. Bixby (Chairman), Paul and Ms. Dotson. During fiscal 1995 there was one meeting of the Audit Committee.


                       DIRECTORS' COMPENSATION

Each Director, other than Mr. Billups, is paid a fee of $500 for each meeting of the Board of Directors attended and $400 for each meeting of Committees of the Board attended. Reasonable travel expenses are reimbursed. In addition, each Director, other than Mr. Billups and those Directors who receive salaries from the Company, is paid a quarterly retainer of $1,250 for all other services rendered to this Company. Also, each member of the Executive Committee is paid a quarterly retainer of $1,250 except Mr. Billups and those members who receive salaries from the Company. Finally, Mr. Billups is paid a quarterly retainer of $5,000 in lieu of the foregoing Directors' fees.

The Company maintains a plan that allows the members of the Board of Directors to defer receipt of all or any part of their fees as a Director or as a member of any and all Committees  of the  Board.  Under the
Deferral Plan, a participating  Director may  elect that deferred amounts be credited to either  a  cash account or to a stock account.  A Director
may also elect  that any   amounts  previously  credited  to  a  cash
account   be transferred to a stock account, but amounts credited to a stock account cannot be transferred to a cash account. Amounts credited to the stock account are credited with the number of shares of Common Stock that can be purchased at fair market value on the date such amount is credited to the account. Fees deferred and related earnings are payable when a Director ceases to be a Director, following a Director's retirement from his primary occupation, or on a fixed date five or more years after the election to defer fees. The plan also provides an election to receive deferred fees and accrued interest in one sum or in annual installments, not to exceed ten years. In the event of death of a Director, payments are made to the beneficiary designated by the Director.



            SECURITIES  OWNERSHIP  OF  CERTAIN
            BENEFICIAL  OWNERS  AND MANAGEMENT

The following table lists the beneficial ownership, as of November 1, 1995, of Common Stock by all directors, each of the executive officers named in the Summary Compensation Table herein and the directors and executive officers of the Company as a group.



                               Amount of
                              Beneficial
                               Ownership                          Percent
                               of common                             of
           Name                 Stock*                              Class

Charles E. Billups              2,000                                   **
Benjamin C. Bixby               3,634(1)                                **
Daniel A. Burkhardt               117                                   **
Edward J. Curtis                  100                                   **
Dorothy J. Dotson                 230                                   **
Richard P. Hamel               26,900(2)                             1.67%
Robert S. Jackson                 200                                   **
Eric H. Jostrom                22,538(3)                             1.40%
Robert L. Meade                20,041                                1.24%
Kenneth L. Paul                 4,298(4)                                **
John W. Purdy, Jr.              3,988(5)                                **
Philip H. Reardon               6,255(6)                                **
Richard L. Wellman                500                                   **
All Directors and
    Executive Officers as
    a Group (17 persons)      110,837(7)                            6.86%


     * Shares held directly with sole voting and/or investment power unless otherwise indicated.

     **Shares beneficially owned do not exceed one percent of the outstanding shares of Common Stock.

(1) Includes 3,125 shares owned by his wife and children.

(2) Includes 26,800 shares of Common Stock owned by Trusts,  of which he is a co-trustee. Beneficial ownership of 26,800 shares is disclaimed.

(3) Includes 19,900 shares of Common Stock owned by Trusts,  of
      which he  is  a  trustee  or  a  co-trustee.   Beneficial
      ownership of 19,800 shares is disclaimed.

(4) Includes 2,184 shares of Common Stock owned as a custodian for his children.

(5) Includes  573 shares of Common Stock held in the  Company's
      401-K Trust Fund and 2,944 shares of Common Stock held in the Company's ESOP Trust Fund.

(6) Includes 1,000 shares owned jointly by his wife and Mother-in-Law; 1,162 shares of Common Stock held in the Company's 401(K) Trust Fund; 1,436 shares of Common Stock held in the Company's ESOP Trust Fund.

(7) See footnotes 1-5 above; includes 3,882 shares of Common Stock held in the Company's TRASOP Trust Fund, 4,458 shares of Common Stock held in the Company's 401-K Trust Fund, and 6,278 shares of Common Stock held in the Company's ESOP Trust Fund for executive officers not previously noted.


                     COMPENSATION OF EXECUTIVE OFFICERS

Cash Compensation

The following table shows compensation paid by the Company
and its subsidiaries to the Company's President and Chief Executive Officer and the other Executive Officer of the Company whose total annual compensation for fiscal 1995 exceeded $100,000.





            SUMMARY COMPENSATION TABLE


                             Annual                Long Term
                          Compensation           Compensation        (2)
                    -------------------------  ----------------

 Name and                                      Restricted
 Principal        (1)            Other Annual    Stock             All Other
 Position   Year Salary   Bonus  Compensation    Awards  Option  Compensation

                  ($)      ($)      ($)           ($)      (#)         ($)
-----------------------------------------------------------------------------



Philip H.   1995  178,396     --                          24,000     19,904
Reardon     1994  175,747     --                                     18,483
President & 1993  124,247     --                                        --
Chief Executive
Officer


John W.      1995  110,914    --                                      14,901
Purdy, Jr.   1994  106,117    --                                      11,658
Vice President1993 110,222  5,000                                     11,562
Marketing and
Public Affairs



(1) The amounts in this column represent the aggregate total of cash compensation received and compensation deferred by
       the above-named individuals. Compensation is deferred pursuant to the provisions of the Company's Employee Thrift Savings Plan (the"Thrift Plan") which is a defined contribution plan  that incorporates salary deferral provisions pursuant to section 401(k) of the Internal Revenue Code for all employees who have elected to participate on that basis. During the fiscal year ended August 31, 1995, Company contributions under the Thrift Plan to Mr. Reardon and Mr.
       Purdy,  respectively, were $5,196 and $3,231.   During  the
       fiscal year ended August 31, 1994, Company contributions under the Thrift Plan to Mr. Reardon and Mr. Purdy were $5,964 and $3,207, respectively. Compensation for Mr. Reardon also includes $2,262, $1,500 and $1,900 in deferred
       directors   fees   for   fiscal  1995,   1994   and   1993,
       respectively.

(2) The  amounts in this column represent the contributions  by the Company on behalf of the above-named individuals to the Company's Employee Stock Ownership Plan (the "ESOP"). The ESOP is a qualified defined contribution plan. As of the close of business on August 31, 1995, the value of the shares allocated to Messrs. Reardon and Purdy, respectively, were $36,279 and $74,341, based on the $25.25 bid price per  share  of  the Company's Common Stock as  reported  by
       NASDAQ.   As of the close of business on August  31,  1994,
       the value of the shares allocated to Messrs. Reardon and Purdy, respectively, were $16,051 and $58,262, based on the $24.75 bid price per share of the Company's Common Stock as reported by NASDAQ. As of the close of business on August 31, 1993, the value of the shares allocated to Messrs. Reardon and Purdy, respectively, were $0 and $59,322, based on the $29.00 bid price per share of the Company's Common Stock as reported by NASDAQ.

(3) Mr.  Reardon  was  elected President  and  Chief  Executive
       Officer effective December 7, 1992, prior to which he was not employed by the Company.

(4) Mr.  Purdy,  the Company's Vice President of Marketing  and
       Public Affairs, was Acting General Manager from May 4, 1992 through December 7, 1992. Compensation for fiscal 1993 includes compensation as Acting General Manager.


Stock Options

The following table presents certain information concerning stock options granted during fiscal 1995. No stock options were exercised by the named executive officers during fiscal
1995.



                      OPTION GRANTS IN 1994

                                                       Potential Realization
           Number of % of Total                          Value at Assumed
          Securities  Options                               Annual Rates
          Underlying Granted to  Exercise                 of Stock Prices
           Options   Employees   or Base   Expiration     Appreciation for
Name       Granted    in 1995     Price       Date           Option Term

                                                          5.00%    10.00%
Philip H.                                                 ------   ------
Reardon    24,000     100.00%    $24.50     2/9/2000     $162,454  $358,980


Employee Plans and Agreements

The Company maintains a non-contributory defined benefit pension plan (the "Plan"), for non-union employees to provide retirement benefits based on a final five-year average compensation formula. Non-union employees are eligible for the Plan at age 21, with one year of service, with benefits based on a maximum of 25 years of service until age 65.

The following table shows the 1995 annual pension benefits payable to employees upon retirement at age 65 in various levels of final five-year average remuneration and years-of-service classification, assuming the election of a retirement allowance payable as a life annuity:


                       Pension Plan Table

                                        Years of Service
    Final 5-Year
      Covered                                                          25 or
    Compensation       10              15              20              more

     $100,000        $21,270         $31,906        $42,541          $53,176
      120,000         25,670          38,506         51,341           64,176
      140,000         30,070          45,106         60,141           75,176
      160,000         34,470          51,706         68,941           86,176
      180,000         38,870          58,306         77,741           97,176

Compensation  under  the  Plan  is  defined  as   regular
remuneration paid for services including commissions paid to salesmen but excluding bonus, overtime and special pay. The estimated credited years of service at normal retirement under the Plan for the individuals named in the Summary Compensation Table is: Philip H. Reardon, 9, and John W. Purdy, Jr., 14. The benefits listed in the Pension Plan Table are not subject to any deduction for Social Security or other offset amounts.


 In addition, the Company has a Supplemental Executive Retirement Plan for executives of the Company who are selected
by  the  Board  of Directors to participate.   The Supplemental
Executive Retirement Plan provides retirement and disability benefits as well as a death benefit. Mr. Reardon has been selected and is participating in the Supplemental Executive Retirement Plan. The annual estimated post-retirement benefits payable under such Plan are $40,145. Benefits under such Plan are determined according to the following Benefit Formula:
60% of highest 5 consecutive full calendar years average reduced by the employee's qualified plan benefits from Essex County Gas Company and New Jersey Natural Gas Company.

The Company has entered into contingent employment agreements with Philip H. Reardon and John W. Purdy, Jr. These agreements become effective only upon a change of control (as defined in the agreements). These agreements call for the executive to receive an annual salary at the rate which is not
less   than  the  current  rate  of  annual  salary  with   the
opportunity for increases from time to time thereafter which are in accordance with the Corporation's regular practices. In addition, the executive is also entitled to current benefits,
including  insurance and participation in qualified plans.   In
the  event  of  a termination of any of these employment  agree-
ments   by the Company after a change of control for any reason
other  than  death,  disability or cause, or  in  the  event  a
covered  officer  resigns  upon  the  occurrence  of  (i)   any
significant change in the nature or scope of the officer's duties from those presently performed, any reduction in total compensation, any other breach by the Company of the employment agreement or (ii) a reasonable determination by such officer that, as a result of a change of control and such change in circumstances thereafter significantly affecting his position, such officer is unable to exercise the authorities, powers, functions or duties attached to his position, such officer will be entitled to receive the above mentioned compensation and benefits as provided for in the employment agreement for a term of two years.


                     COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

The Committee's Compensation policies and plans applicable to the executive officers seeks to enhance the profitability of the Company and shareholder value, as well as control costs and maintain reasonable rates for the customers. The Committee's practices reflect policies that compensation should (1) attract and retain well-qualified executives, (2) support short- and long-term goals and objectives of the Company, (3) reward individuals for outstanding contributions to the Company's success, (4) be meaningfully related to the value created for shareholders, and (5) relate to maintenance of good customer relations and reasonable rates.

    Chief Executive Officer

In establishing the Chief Executive Officer's compensation,
the Committee begins by determining the salary paid to chief executive officers at similarly sized utility companies, as reported in regional surveys, keeping in mind the performance of  those companies, in order to establish a starting point for the Chief Executive Officer's compensation.  The Committee then reviews  certain  of  its financial goals,  including  earnings levels, return on equity, and cost containment efforts; to  the extent these goals have been met or exceeded, the Chief Executive Officer's compensation is increased. More than any other factor, the Compensation Committee believes the degree of success in meeting these financial objectives is the most important element in determining the Chief Executive Officer's compensation. Secondarily important (and somewhat more subjective) in the  Compensation Committee's considerations are the  following
criteria:   the  development of a Company strategic  plan,  the
creation   of   an  action  plan  to  improve  relations   with
regulators,  customers and the media, and  involvement  in  community
affairs.   The  proposed compensation  amount  is  thensubmitted to
the full Board of Directors for approval.

    Other Executive Officers

 In establishing compensation for the Company's executive officers other than the Chief Executive Officer, the Chief Executive Officer first establishes a salary range for each executive officer. These salary ranges are based in part upon salaries provided to executive officers in comparable utility companies, as reported by regional salary surveys, based on the relative significance of each officer's responsibilities. Specific salary levels are then established through evaluations of each executive officer's performance of his or her goals and duties with the assistance of outside compensation specialists. Financial goals related to earnings levels, cost containment efforts and return on equity are the most important factors. Other, more subjective goals such as leadership qualities, as well as technical abilities also influence the determination of each executive officer's salary level. These base salary levels, as determined by the Chief Executive Officer, are then reviewed by the Compensation Committee and approved by the Board.

                                  COMPENSATION  COMMITTEE MEMBERS

                                  Benjamin  C.  Bixby, Chairman
                                  Robert L. Meade
                                  Richard P. Hamel
                                  Eric H. Jostrom



                COMPARATIVE TOTAL SHAREHOLDER RETURN

Set forth below is a line graph comparing the cumulative total shareholder return for the Company's Common Stock to the cumulative total return of the Standard & Poor's ("S&P") 500 Stock Index and the S&P 40 Utility Index. For the five-year period beginning August 31, 1990 and ending August 31, 1995.






                              GRAPH



                      8/31/90  8/31/91  8/31/92  8/31/93   8/31/94   8/31/95

ESSEX COUNTY GAS    $100.00   $131.12  $149.46    $205.49   $176.09   $191.28
  COMPANY
S&P 500 STOCK INDEX $100.00   $126.99   $137.06    $157.88   $166.58  $202.26
S&P UTULITIES 40    $100.00   $118.21   $136.95    $171.95   $152.88  $179.01
  40 INDEX






Assumes $100 invested at the close of trading on the last trading day of fiscal 1990 in Essex County Gas Company Common Stock, S&P 500 Stock Index and S&P Utilities 40 Index. Also assumes reinvestment of dividends.


                  COMPENSATION COMMITTEE INTERLOCKS
                       AND INSIDER PARTICIPATION

The members of the Compensation Committee during the 1995 fiscal year were Benjamin C. Bixby (Chairman), Robert L. Meade, Richard P. Hamel and
Eric H. Jostrom.

Richard P. Hamel, a Director of the Company, is a partner in the law firm of Hamel, Deshaies & Gagliardi, a firm which performed legal
services for the Company during  the  past  20 years.   The firm has also
been retained for the current fiscal year.


                         CERTAIN TRANSACTIONS

    None.

                     COMPLIANCE WITH SECTION 16(a)
                          OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities
and  Exchange Commission.   Officers, directors and greater than
ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely  on its review of the copies of  such  forms received  by
it,  or  written  representations  from   certain reporting  persons  that
no Forms 5 were required for those persons the Company believes that during the fiscal year ended August 31, 1995, all filing requirements applicable to the officers, directors, and greater than ten-percent beneficial owners were complied with.


                  INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Arthur Andersen LLP, independent certified public accountants, was appointed in August, 1987, and is expected to be reappointed at the Board of Directors Meeting on January 16, 1996, as auditors to examine the records of the Company for the fiscal year ended August 31, 1996.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.


                           EXPENSES

The expenses in connection with the solicitation of the enclosed form of proxy will be borne by the Company. In order to obtain the requisite vote at the Annual Meeting, Company officers, directors, and other employees of the Company may solicit proxies, but the Company will not pay any compensation for such solicitations. In addition, the Company has contracted with Corporate Investors Communications, Inc. to assist the Company with the solicitation of proxies for a fee of $4,000 plus expenses.



                     STOCKHOLDER PROPOSALS

Any stockholder proposal to be presented at the 1997 Annual Meeting of the Company must be received by the Company on or before August 9, 1996, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

For any item of business to be properly considered at the 1997 Annual Meeting, the item of business must either (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the persons calling the meeting as herein
provided,  (b)   be otherwise  properly brought before the meeting  by  or  at the direction of the Board of Directors, or (c) be otherwise properly brought before the meeting by a shareholder as hereinafter provided.
For business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the
Secretary of  the Corporation.   To  be timely, a shareholder's  notice
must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than  ninety  (90) days prior to the  meeting;  provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting of shareholders is given or made to shareholders, to  be  timely, notice  by  the  shareholder of business to be conducted  at  a meeting  must be received by the Secretary not later than the close of business on the tenth day following the day on which notice of the date of the meeting of shareholders was mailed or
such public   disclosure   was   made  to   the   shareholders.    A
shareholder's notice to the Secretary shall be set forth as  to each matter he proposes to bring before the meeting (a) a brief description of the business desired to be brought  before  the meeting  and  the reasons for conducting such business  at  the meeting,  (b)  the  name and address,
 as  they  appear  on  the Corporation's   books,  of  the  shareholder
or   shareholders proposing such business, (c) the class or classes of stock and number of shares of such class or classes of stock which are beneficially owned by the proposing shareholder or shareholders, and (d) any material interest of the proposing shareholder or shareholders in such business.


                           OTHER MATTERS

 The Company does not presently intend to bring before the meeting any matters other than those specified and has no knowledge of any other
matters which may be brought up by other persons.   However, if any other
matters not now known properly come before the meeting or any adjournment thereof, the persons named in the enclosed form of proxy, including any substitutes, will vote said proxy in accordance with their judgment on such matters.



                                                         By Order of the
                                                         BOARD OF DIRECTORS



                                                         Cathy E. Brown
                                                         Clerk

December 5, 1995



PROXY -- SOLICITED BY THE BOARD OF DIRECTORS
                     ESSEX COUNTY GAS COMPANY

     The undersigned hereby constitutes and appoints Charles E. Billups and Richard P. Hamel, or either of them, with full power of substitution and revocation in each, proxies to vote all shares of Common Stock of Essex County Gas Company which the undersigned may be entitled to vote at the Annual Meeting of the Stockholders to be held on January 16, 1996, and at any and all adjournments thereof.

          The Board of Directors recommends votes "for" all of
                     the following proposals:

    1.  ELECTION OF DIRECTORS

                FOR                    AGAINST          ABSTAIN
        all nominees listed below    all nominees
        (except as marked to the     listed below
          contrary below)   /__/         /__/             /__/

     (INSTRUCTION:   To  vote against any  individual  nominee,
                     strike a line through that nominee's name in the list below.)

       C.  E. Billups, B. C. Bixby, D. A. Burkhardt, E. J. Curtis,
       D.J. Dotson, R.  P. Hamel, R. S. Jackson, E. H. Jostrom, R. L. Meade,
       K.  L. Paul, P. H. Reardon, and R. L. Wellman.


        2. With discretionary authority to vote upon such other business as may properly come before the meeting.

             (Continued and to be signed on other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - -

Account No.              No. of Shares



This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR all Items.

Dated: ________________________, 199_

Please _______________________________
Sign
Here   _______________________________

Stockholders please sign this proxy
exactly as your name appears above,
including the title "Executor",
"Administrator", "Trustee", etc., if
the same is indicated.  If a joint
account, each joint owner should sign.
If stock is held by a corporation,
this proxy should be executed by an
authorized officer thereof.